OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2025
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES	OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	2025	2024
Lease liabilities	$852	$1,109
Contract liabilities	679	686
Pension obligations	62	56
Other	231	225
	$1,824	$2,076
Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 24 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 29 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.